Exhibit 10.6

FIRST AMENDMENT TO
ADMINISTRATIVE SERVICES AGREEMENT

This FIRST AMENDMENT TO ADMINISTRATIVE SERVICES AGREEMENT (this “Amendment”) is made and entered into as of September 10, 2019, by and between Network Medical Management, Inc., a California corporation (“Manager”), and AP-AMH Medical Corporation, a California professional medical corporation ("AP-AMH").

A.           Manager and AP-AMH have previously entered into that certain Administrative Services Agreement dated as of May 10, 2019 (the “Agreement”).

B.           Manager and AP-AMH desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements, representations, warranties, provisions and covenants herein contained, the parties hereto, each intending to be bound hereby, agree as follows:

1.           Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to such terms in the Agreement.

2.           Section 2.1. The following is hereby added at the end of Section 2.1 of the Agreement:

“To the extent that AP-AMH is unable to pay any Administrative Fee when due hereunder because it has received Series A Dividends in an amount insufficient (or because it has not received any Series A Dividends) to pay in full such Administrative Fee, such unpaid Administrative Fee(s) shall accrue and be paid upon receipt by AP-AMH of sufficient funds.”

3.           Schedule 1. Schedule 1 to the Agreement (Administrative Fee Percentage) is hereby amended and restated in its entirety as set forth in Exhibit A to this Amendment.

4.           Effect of Amendment. Except as expressly amended by this Amendment, all of the terms of the Agreement shall remain unchanged and in full force and effect.

[Signatures appear on the following page.]

IN WITNESS WHEREOF, this Amendment has been executed as of the date first above written.

“Manager”		“AP-AMH”

NETWORK MEDICAL MANAGEMENT, INC.		AP-AMH MEDICAL CORPORATION

By:	/s/ Eric Chin	By:	/s/ Thomas Lam
	Eric Chin		Thomas S. Lam, M.D.,
	Chief Financial Officer		Chief Executive Officer

Signature Page to

FIRST AMENDMENT TO ADMINISTRATIVE SERVICES AGREEMENT